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                                                                   EXHIBIT 99.11


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "General Information - Independent Auditors" and to the use of our report dated December 5, 1997, in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 33-49354) and under the Investment Company Act of 1940 (File No. 811-6725) of Merril Lynch Consults International Portfolio.


/s/ Ernst & Young LLP




Princeton, New Jersey
January 23, 1998